UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report (Date of Earliest Event Reported): April 14, 2025

Cal-Maine Foods, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38695	64-0500378
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1052 Highland Colony Pkwy, Suite 200, Ridgeland, MS 39157

(Address of principal executive offices (zip code))

601-948-6813

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CALM	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Form 8-K is filed to inform the security holders of Cal-Maine Foods, Inc. (“Cal-Maine Foods,” the “Company,” “we,” “us” or “our”) that the conversion (the “Class A Conversion”) of all outstanding shares of the Company’s Class A Common Stock, par value $0.01 per share (the “Class A Shares”), into shares of Common Stock, par value $0.01 per share (“Common Shares”), occurred on April 14, 2025. The Class A Conversion occurred in accordance with the Agreement Regarding Conversion dated as of February 25, 2025 (the “Conversion Agreement”) among the Company, DLNL, LLC, a Delaware limited liability company (“Daughters’ LLC”), and each member of Daughters’ LLC and in accordance with the Company’s Third Amended and Restated Certificate of Incorporation (“Third Restated Charter”). Following the Class A Conversion, no Class A Shares remained outstanding. As a result of the Class A Conversion, Daughters’ LLC and its members no longer control a majority of the Company’s total voting power, and the Company is no longer considered a “controlled company” under the rules of The Nasdaq Stock Market.

To reflect the Class A Conversion, on April 15, 2025 the Company filed with the Delaware Secretary of State a Certificate of Retirement (“Certificate of Retirement”) and a Fourth Amended and Restated Certificate of Incorporation (“Fourth Restated Charter”), each of which became effective upon filing and which together had the effect of removing references to the Class A Shares from the Company’s certificate of incorporation and restating the Third Restated Charter to reflect such change. The amendments to the Company’s certificate of incorporation effected by the filing of the Certificate of Retirement and the Fourth Restated Charter did not change the rights of holders of the Common Shares and did not require stockholder approval.

Item 3.02 Unregistered Sales of Equity Securities.

In connection with the Class A Conversion, and pursuant to the Conversion Agreement and the Third Restated Charter, on April 14, 2025, the Company issued 4,800,000 Common Shares in exchange for the 4,800,000 Class A Shares that were converted.

The issuance of the Common Shares as a result of the Class A Conversion was made without registration under the Securities Act of 1933, as amended, in reliance on the exemption from registration afforded by Section 3(a)(9) thereof. Pursuant to the Class A Conversion, the Company exchanged Common Shares for Class A Shares with its existing security holders exclusively and no commission or other remuneration was paid or given directly or indirectly for soliciting the conversion or exchange of such securities.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 below is incorporated herein by reference. The Certificate of Retirement and the Fourth Restated Charter did not change the rights of the holders of Common Shares.

The Class A Conversion had the following effects, among others:

Voting Power. Prior to the Class A Conversion, holders of Class A Shares were entitled to cast ten votes per share on any matter submitted to a vote of the Company’s stockholders. As a result of the Class A Conversion, all former holders of Class A Shares became holders of an equal number of Common Shares, entitled to cast only one vote per share on all matters subject to a stockholder vote. In addition, the provisions of the Third Restated Charter and the Delaware General Corporation Law (the “DGCL”) that entitled the holders of Class A Shares and Common Shares, in certain circumstances, to separate class voting rights, were no longer applicable as a result of the Class A Conversion, because there were no longer any Class A Shares outstanding, and they could not be reissued and have now been retired.

Economic Interests. Because holders of Class A Shares and Common Shares had the same economic interests in the Company, including with regard to dividends, distributions, and liquidation rights, the Class A Conversion had no impact on the relative economic interests of holders of Common Shares and the former holders of Class A Shares that were converted into Common Shares.

Capitalization. The Class A Conversion had no impact on the total number of the Company’s outstanding shares of capital stock, because the Class A Shares were converted into the same number of Common Shares. Pursuant to Section 243 of the DGCL, the Certificate of Retirement had the effect of eliminating from the Third Restated Charter all references to the Class A Shares, and the total number of authorized shares of the Company’s capital stock was reduced by 4,800,000, which was the number of retired Class A Shares.

Item 5.01 Changes in Control of Registrant.

As a result of the Class A Conversion, Daughters’ LLC and its members no longer control a majority of the Company’s total voting power, and the Company is no longer considered a “controlled company” under the rules of The Nasdaq Stock Market.

The Class A Conversion represents a dissipation of control, not a “change of control” in the traditional sense, because no third party acquired control of the Company as a result of the Class A Conversion. For example, the Class A Conversion is not considered a “change of control” for purposes of the Company’s incentive plan, outstanding equity grants or the Severance and Change in Control Agreements entered into by the Company and certain executives on April 8, 2025.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to Article IV, Section 5(t) of the Third Restated Charter, Class A Shares acquired by the Company as a result of conversion may not be reissued and must be cancelled, retired and eliminated from the shares that the Company is authorized to issue. In accordance with such provision and Section 243 of the DGCL, and as approved by the Company’s Board of Directors, after the Class A Conversion, the Class A Shares were retired, and on April 15, 2025 the Company filed a Certificate of Retirement with the Delaware Secretary of State, which became effective upon filing. The Certificate of Retirement had the effect of eliminating from the Third Restated Charter all references to the Class A Shares, and the total number of authorized shares of the Company’s capital stock was reduced by 4,800,000, which was the number of retired Class A Shares.

Promptly following the filing of the Certificate of Retirement, the Company filed the Fourth Restated Charter with the Delaware Secretary of State. The Fourth Restated Charter was approved by the Company’s Board of Directors and was effective upon filing. The Fourth Restated Charter merely restates and integrates into a single instrument all of the provisions of the Company’s certificate of incorporation that are now in effect and operative as a result of the filings previously made with the Delaware Secretary of State and does not further amend the certificate of incorporation. Therefore, no stockholder approval was required under Section 245(b) of the DGCL, and the Fourth Restated Charter was duly adopted in accordance with Section 245 of the DGCL.

The foregoing descriptions of the Certificate of Retirement and the Fourth Restated Charter do not purport to be complete and are subject to, and qualified in their entirety by, the provisions of the Certificate of Retirement and the Fourth Restated Charter, copies of which are filed as Exhibits 3.1 and 3.2 hereto, respectively.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
3.1	Certificate of Retirement
3.2	Fourth Amended and Restated Certificate of Incorporation (incorporated by reference to Exhibit 4.1 to the Registrant’s Form S-3 filed on April 15, 2025, Registration No. 333-286548)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements for the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAL-MAINE FOODS, INC.

Date: April 16, 2025	By:	/s/ Max P. Bowman
Max P. Bowman
Director, Vice President, and Chief Financial Officer

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